                                                                   Exhibit 10.38

              Summary of 2008 Named Executive Officer Compensation
              ----------------------------------------------------

     The table below shows the current annual salary and 2008 target bonus under the Tenneco Inc. Value Added ("TAVA") Incentive Plan for the Company's Chief Executive Officer, the Company's Chief Financial Officer and each of the next three most highly compensated officers of the Company other than the Chief Executive Officer or Chief Financial Officer (based on compensation received during 2007).



          Name                            Current Salary    2007 Target Bonus
          ----                            --------------    -----------------

 Gregg Sherrill                              $950,000            $950,000
 Hari N. Nair                                $625,000            $468,750
 Kenneth R. Trammell                         $500,000            $350,000
 Neal A. Yanos                               $388,125            $232,875
 Timothy E. Jackson                          $393,300            $235,980